UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2008
SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-13255	43-1781797
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)
(314) 674-1000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory
                    Arrangements Of Certain Officers.
On March 11, 2008, based on the approval of the Executive Compensation and Development Committee of our Board of Directors, Solutia Inc. (the “Company”) increased the salaries of certain of its executive officers. The new salaries are as follows: Jeffry. N. Quinn, President, Chief Executive Officer and Chairman of the Board: $865,000; James M. Sullivan, Senior Vice President, Chief Financial Officer and Treasurer: $440,000; Luc De Temmerman, Senior Vice President and President, Performance Products: $420,000; James R. Voss, Senior Vice President and President, Flexsys: $415,000; and Jonathon P. Wright, Senior Vice President and President, Integrated Nylon: $420,000. The new salaries are retroactive to January 1, 2008.
ITEM 7.01 Regulation FD Disclosure
On March 10, 2008, the Company issued a press release announcing that it will realign its financial reporting to five segments from its current two-segment reporting structure. The five segments will be: Saflex®, CPFilms®, Technical Specialties (including Flexsys®, Therminol® and Skydrol®), Integrated Nylon, and Other. A copy of the press release is attached as Exhibit 99.1 hereto.
On March 14, 2008, the Company filed amendment No. 1 to its registration statement on Form S-3 (the “Registration Statement”) for the resale of certain shares of its Common Stock issued in connection with the Company’s emergence from Chapter 11 proceedings on February 28, 2008. The Registration Statement contains disclosure about the Company including, but not limited to (i) under the “Risk Factors” section of the Registration Statement which includes risk factors applicable to the Company after giving effect to its emergence from Chapter 11 proceedings, (ii) pro forma financial information under the section of the Registration Statement entitled “Unaudited Pro Forma Condensed Consolidated and Combined Financial Information” which, among other items, gives effect to fresh-start accounting as if the effective date of the Company’s emergence from Chapter 11 proceedings had occurred on January 1, 2007, and (iii) under the section of the registration statement entitled “Security Ownership of Certain Beneficial Owners and Management” which gives effect to, among other things, the Company’s emergence from Chapter 11 proceedings on February 28, 2008.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated March 10, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: March 14, 2008

SOLUTIA INC.
By:	/s/ Rosemary L. Klein
	Name:	Rosemary L. Klein
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 10, 2008.